LEGAL PROCEEDINGS	12 Months Ended
Dec. 31, 2021
Disclosure Of Legal Proceedings [Abstract]
LEGAL PROCEEDINGS
NOTE 19 - LEGAL PROCEEDINGS

In January 2019, the U.S. Department of Justice Office of Legal Counsel ("DOJ") published an opinion (“2018 Opinion”) that reinterpreted the statutory provisions of the Wire Act, 18 U.S.C. §1084 concluding that the prohibitions contained in the statute apply not only to sports gambling, but to all types of gaming. This reversal of 2011 opinion (“2011 Opinion”) of the DOJ created uncertainty as to the lawfulness of the interstate transmission of data associated with lawful state lotteries. On January 15, 2019, the Deputy Attorney General issued a memorandum stating that Department of Justice attorneys should adhere to the 2018 Opinion, but that as an exercise of discretion, the Department would refrain from applying the new interpretation to persons who engaged in conduct in reliance on the interpretation set forth in the 2011 Opinion prior to the date of the 2018 Opinion and for 90 days thereafter.

On February 15, 2019, NPI filed a complaint for declaratory relief and a motion for summary judgment with the U.S. District Court for the District of New Hampshire ("District Court") requesting a formal declaratory judgement that the Wire Act does not prohibit the use of a wire communication facility to transmit in interstate commerce bets, wagers, receipts, money, credits, or any other information related to any type of gaming other than gambling on sporting events and contests.

In June 2019, the U.S. District Court ruled in favor of NPI and declared (without qualification) that the Wire Act applies only to transmissions related to bets or wagers on a sporting event or contest. The U.S. District Court further directed that the 2018 Opinion be “set aside”. The DOJ filed a notice of appeal to the First Circuit of the US Court of Appeals on August 16, 2019 and its opening brief on December 20, 2019. NPI filed its response brief on February 26, 2020. The DOJ’s reply brief was filed on May 22, 2020. Oral arguments were heard on June 28, 2020.

A decision of the First Circuit Court was received on January 20, 2021. The First Circuit Court ruled in favor of the Company and unequivocally affirmed the decision of the District Court that the federal Wire Act is limited to sports betting and therefore, does not pertain to state-run lotteries. By upholding the 2011 interpretation that the Wire Act applies only to bets and wagers on a sporting event or contest, this declaratory ruling provides complete relief to the Company.

Having ruled that the declaratory judgment was appropriate and would provide complete relief to the plaintiffs in respect of their current and future operations, the First Circuit Court vacated the relief previously granted under the Administrative Procedures Act.

The DOJ did not appeal the decision of the First Circuit Court to the US Supreme Court.

Although the DOJ has not formally rescinded the 2018 Opinion, nor has it issued further forbearance and/or confirmation of its willingness to voluntarily adhere to the First Circuit’s decision, the decision of the First Circuit Court creates important precedence for the lottery industry, generally, by alleviating concerns about the pooling of bets or the transmission of wagers in connection with national or regional multi-state games such as Powerball® and Mega Millions, whether through traditional retail or online channels.